® Sigma-Aldrich Corporation Q4 2008 Earnings Webcast We are Committed to Accelerating our Customers’ Success through Leadership in Life Science, High Technology and Service Exhibit 99.2

®
Cautionary Statements
Our presentation today will include forward looking statements relating to the Company’s future performance, goals, strategic actions and initiatives and similar intentions and beliefs, including expectations, goals, beliefs, intentions and the like regarding future sales, earnings, cash flow, share repurchases and return on equity. These statements involve assumptions regarding Company operations, investments and acquisitions and conditions in the markets the Company serves. While we believe that these expectations are based on reasonable assumptions, such statements are subject to risks and uncertainties including, among others, certain economic, political and technological factors. Actual results could differ materially from those stated or implied during this review or contained in other Company communications due to, but not limited to, such factors as (1) declining global economic conditions, (2) changes in pricing and the competitive environment and the global demand for our products, (3) fluctuations in foreign currency exchange rates,
(4) changes in research funding and the success of research and development activities, (5) dependence on uninterrupted manufacturing operations, (6) changes in the regulatory environment in which the Company operates,
(7) changes in worldwide tax rates or tax benefits from domestic and international operations, including the matter described in Note 4 to the Consolidated Financial Statements – Uncertainty in Income Taxes - in the Company’s Form
10-Q report for the quarter ended September 30, 2008, (8) exposure to litigation, including product liability claims, (9)
the ability to maintain adequate quality standards, (10) reliance on third party package delivery services, (11) the impact of acquisitions and success in integrating and obtaining projected results from the acquisitions, (12) other changes in the business environment in which the Company operates, and (13) the outcome of the matters described in Note 13-Contingent Liabilities and Commitments-in the Company’s Form 10-Q report for the quarter ended
September 30, 2008. A further discussion of risk factors can be found in Item IA of the Company’s Form 10-K report for the year ended December 31, 2007. The Company does not undertake any obligation to publicly update the matters covered in this presentation.
With over 60% of sales denominated in currencies other than the U.S. dollar, management uses currency-adjusted growth, and believes it is useful to investors, to judge the Company’s controllable, local currency performance. While able to report historical currency impacts after the fact, we are unable to estimate changes that may occur in 2009 to applicable rates of exchange and thus are unable to reconcile the projected non-GAAP currency adjusted internal growth rates for 2009. Any significant changes in currency exchange rates would likely have a significant impact on our reported growth rates due to the volume of our sales denominated in foreign currencies.
Management also uses both GAAP and adjusted sales and income comparisons to reflect what it believes is ongoing and/or comparable operating results excluding currency impacts and the sales benefit from acquisitions. Management excludes these other items in judging its historical performance and in assessing its expected future performance.
Management also uses free cash flow, a non-GAAP measure, to judge its performance. Management believes this non-GAAP information is useful to investors as well.

® Sigma-Aldrich Corporation Q4 2008 Earnings Webcast We are Committed to Accelerating our Customers’ Success through Leadership in Life Science, High Technology and Service

4 ® 2008 Results • Sales: $2.2 Billion - 8% reported growth; 5% organic growth • EPS-Diluted: $2.65 - 13% growth RECORD YEAR FOR SALES & EARNINGS

5 ® 2004 2005 2006 2007 2008 Top line growth over the last 5 years exceeded our 10% CAGR target 1.409 1.667 1.798 2.039 2.201 1.5 2.0 2.5

6 ® …allowing us to provide solid returns to our shareholders. 1.67 1.88 2.05 2.34 2.65 1.00 2.00 3.00 0.34 0.38 0.42 0.46 0.52 0.20 0.30 0.40 2004 2005 2006 2007 2008 0.50

®
2008 Accomplishments
•
Aligned Structure with Customers
- More customer-centric
- Increased recognition as a major player in Life Science
and High Technology markets
•
Expanded in Faster-Growing Markets
- CAPLA growth – Reported: 12%; Organic: 9%
- CAPLA sales now at 22% of total sales
•
Built on Internet & E-commerce Capabilities
- Increased E-commerce sales to 42% of research sales
- Record visits to Web Site
•
Leveraged Process Improvement
- Exceeded $15 million goal in annual savings
•
Accelerated Technology Additions
- 70 new license agreements

®
Looking Ahead - 2009
•
Continue focus on Life Science & High Technology
markets
•
Invest and grow in emerging markets
•
Extend e-commerce capability
•
Develop/acquire new technologies
•
Streamline global supply chain
INITIATIVES EXPECTED TO MITIGATE
UNCERTAIN MARKET CONDITIONS

®
Fourth Quarter Income Statement
(in millions, except per share amounts)
2008
THREE MONTHS ENDED DECEMBER 31
Provision for Income Taxes
$ 510
(245)
265
(134)
(16)
115
(4)
111
Net Sales
Income Before Income Taxes
Interest, Net
R&D
Operating Income
S, G&A
Gross Profit
Cost of Products Sold
Net-Income Per Share-Diluted
Net Income
(27)
$ 84
$ 0.68
BETTER (WORSE) THAN 2007
$ (22)
22
-
(3)
-
(3)
1
(2)
1
$ (1)
$ 0.04

10 ® 2008 Sales Growth Rates (Adjusted for Currency/Acquisitions) Research Total Company SAFC Q4 3.8% (0.2%) 2.6% 2008 6.2% 2.5% 5.0%

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Margin Analysis
(Percentage of Sales)
52.0%
3.2%
22.5%
21.8%
49.8%
3.0%
22.2%
21.3%
2008 2007 2008 2007 2008 2007 2008 2007 2008 2007
26.3%
24.7%
Gross
Profit
S,G&A
Expenses
R&D
Expenses
Operating
Income
Pre-Tax
Income
51.3%
2.9%
22.9%
22.2%
50.8%
2.9%
22.5%
21.5%
2008 2007 2008 2007 2008 2007 2008 2007 2008 2007
25.5%
25.4%
THREE MONTHS ENDED DECEMBER 31
YEAR ENDED DECEMBER 31

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Free Cash Flow
(in millions)
2008
$ 342
99
(55)
18
404
(90)
$ 314
Net Income
Free Cash Flow
Net Cash from Operations
Less Capital Expenditures
Other
Changes in Performance
Working Capital*
Depreciation & Amortization
2007
$ 311
98
(9)
17
417
(78)
$ 339
*Accounts Receivable + Inventory – Accounts Payable

®
Key Financial Metrics for 2009
• Sales Growth
DRIVERS
•
Life Science & High Technology Markets
•
Emerging Markets
•
E-Commerce Sales
•
New Technologies
• Operating Income
•
Strategic Pricing
•
Global Supply Chain Initiative
•
Procurement Initiatives
•
Product Line Analysis
• Free Cash Flow
•
Working Capital Management
•
Capital Investments
•
Tax Efficiency

14 ® 2009 Guidance • Organic Revenue Growth • Reported EPS • Free Cash Flow Low single digits At or above 2008 > $300M

15 ® Sigma-Aldrich Corporation Q4 2008 Earnings Webcast QUESTIONS?